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                                                                   Exhibit 10.18



                          REGISTRATION RIGHTS AGREEMENT



         REGISTRATION RIGHTS AGREEMENT dated as of November 24, 1999 by and between FLONETWORK INC., a corporation incorporated under the laws of the Province of Ontario, Canada (the "Company"), CG ASIAN-AMERICAN FUND, L.P., a limited partnership organized under the laws of the Cayman Islands, and Princeton Global Fund, L. P., a limited partnership organized under the laws of the Cayman Islands (collectively, "Sycamore Ventures"), 1206832 ONTARIO INC., a corporation incorporated under the laws of Ontario ("SOFTECH"), BANK OF MONTREAL CAPITAL CORPORATION, incorporated under the laws of Canada ("BMCC"), VENTURES WEST VI LIMITED PARTNERSHIP, a partnership organized under the laws of British Columbia ("VWVI") (BMCC and VWVI collectively referred to as "Ventures West") CNET, Inc., a corporation incorporated under the laws of the State of Delaware, PAUL CHEN, MINA CHEN and PI-HSIA HSIAO and the other shareholders of the Company listed on Annex I (together, the "Investors").

         WHEREAS, concurrently herewith certain of the Investors are purchasing from the Company, and the Company is selling to such Investors, Units comprised of Class D Preferred Shares of the Company and Warrants, all upon the terms and conditions of a Unit Purchase Agreement dated as of the date hereof (the "Share Purchase Agreement") among the Company and such Investors.

         WHEREAS, the Company has agreed to provide the Investors with certain registration rights with respect to the common shares of the Company held by such Investors as of the date hereof or issuable upon conversion or exercise of certain securities held by such Investors as of the date hereof.

         NOW, THEREFORE, the parties hereto agree as follows:


               1.   Definitions. For purposes of this Agreement:

               "Holder" means any Investor owning Registrable Securities or any assignee thereof in accordance with Section 11 of this Agreement; and

               "Registrable Securities" means (1) all presently outstanding common shares in the capital of the Company ("Common Shares"), (2) the Common Shares issuable upon the conversion of the Company's redeemable, retractable class A preferred shares (the "Class A Preferred Shares"), 5% cumulative, voting, convertible class B preferred shares (the "Class B Preferred Shares"), class C preferred shares (the "Class C Preferred Shares") or 10% non-cumulative, voting, convertible class D preferred shares (the "Class D Preferred Shares") presently outstanding and upon exercise of all warrants of the Company existing as of or issued

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on the date hereof (the "Warrants"), (3) the shares issuable pursuant to the
Option Agreement dated September 15, 1999 between the Company and CNET, Inc. (the "CNET Option"), and (4) any other Common Shares issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that Common Shares which are Registrable Securities shall cease to be Registrable Securities upon
(i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which by virtue of Section 11 of this Agreement is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Securities, the determination of such percentage shall include Common Shares issuable upon conversion of the Class A Preferred Shares, Class B Preferred Shares, Class C Preferred Shares or Class D Preferred Shares even if such conversion has not been effected and issuable upon exercise of the Warrants or the CNET Option even if such exercise has not been effected.

         "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Equity Securities" means all Common Shares and all securities directly or indirectly convertible into or exercisable for Common Shares, including, without limitation, the Warrants and the CNET Option.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Qualified Public Offering" means the completion of an offering of securities of the Company to the public led by an underwriter chosen solely by the board of directors of the Company pursuant to a prospectus or registration statement filed with applicable securities regulatory authorities including the Ontario Securities Commission and/or the Commission, with gross proceeds from the sale of such securities of at least Twenty Million Dollars (US) and which is priced to reflect a pre-money valuation (understood as the total number of fully diluted Equity Securities outstanding (including for this purpose shares issuable under a stock option or purchase plan approved by the Board of Directors of the Company) immediately prior to such offering multiplied by the price per share at which such securities are sold to the public in such offering) of not less than One Hundred Twenty-Five Million Dollars (US).

         "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they



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          each may, from time to time, be in effect.


                  2. Requests for Registration. If the Company becomes a publicly listed company in the United States, the following shall apply at any time six months after the closing of the Company's Qualified Public Offering:

                  2.1 Subject to Section 2.2., if the Company receives a written request from (i) Holders of at least 51% of the Registrable Securities then held by Holders or (ii) in the case of a request made after a registration requested pursuant to this paragraph has been effected hereunder, Holders of at least 25% of the Registrable Securities then held by Holders, that the Company file a registration statement under the Securities Act covering the registration of at least 20% of the Registrable Securities then outstanding to be distributed pursuant to an underwriting and having a reasonably anticipated aggregate offering price, net of underwriting discounts and commissions, greater than US$10,000,000 (based on the then current market price), then upon receipt of such request the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders, and shall use its best efforts to effect as soon as practicable, and in any event within 90 days of the receipt of such request will file the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company. The Company shall keep each Registration Statement completed pursuant to this paragraph effective for ninety (90) days plus any period for which sales are deferred pursuant to
Section 2.6 below.

                  2.2 Upon the written request by (i) Holders of at least 51% of the Registrable Securities then held by Holders or (ii) in the case of a request made after a registration requested pursuant to Section 2.1 has been effected hereunder, Holders of at least 25% of the Registrable Securities then held by Holders, that the Company file a registration statement on Form S-3, Form F-3 or any similar short-form registration statement available to the Company under the Securities Act covering the registration of Registrable Securities with a reasonably anticipated aggregate offering price, net of underwriting discounts and commissions, greater than US$2,500,000 (based on the then current market price), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders, and shall use its best efforts to effect as soon as practicable, and in any event within 90 days of the receipt of such request will file, the registration under the Securities Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company. The Company shall keep each registration statement completed pursuant to this paragraph effective for ninety (90) days plus any period for which sales are deferred pursuant to
Section 2.7 below.

                  2.3 If the Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1 or 2.2, as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1 or 2.2. The right of any Holder to include its Registrable Securities in such registration pursuant to Section 2.1 or 2.2, as the case may be, shall be conditioned upon such other Holder's participation in such underwriting on the terms set forth herein.



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                  2.4 If the Company desires that any officers or directors of the Company holding securities of the Company be included in any registration for an underwritten offering requested pursuant to Section 2.1 or 2.2 or if other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Holders") request such inclusion, the Company may include the securities of such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein. The Company shall (together with all Holders, officers, directors and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the managing underwriter. Notwithstanding any other provision of this Section, if the managing underwriter advises the Company that the inclusion of all shares requested to be registered would adversely affect the offering, the securities of the Company held by officers or directors of the Company (other than Registrable Securities held by Holders) and the securities held by Other Holders (other than Registrable Securities held by Holders) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Holders of Registrable Securities requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Securities held by them at the time of the request for registration. If any Holder of Registrable Securities, officer, director or Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from registration. If the managing underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                  2.5 The Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1 or 2.2, subject to the reasonable approval of the Company.

                  2.6 The Company is obligated to effect only two (2) registrations pursuant to Section 2.1 and only six (6) registrations pursuant to
Section 2.2, provided, however, that the Company is not obligated to effect a registration statement pursuant to Section 2.2 more than once in any six month period. A Registration Statement shall not be counted until such time as such Registration Statement has been declared effective by the Commission (unless the Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Holders after the date on which such registration was requested) and elect to pay the registration expenses therefor pursuant to
Section 6).

                  2.7 Notwithstanding the foregoing, if the Company shall furnish to the Holders requesting the filing of a registration statement pursuant to this Section 2 a certificate



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signed by the Chief Executive Officer of the Company stating that the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Investors; provided, however, that the Company may not utilize this right for more than 120 days in total in any twelve month period; and provided further that if the Company proposes to and files a Registration Statement as to which Holders have rights under Section 3 hereunder, the Company shall have no obligation to effect such requested filing and registration by the Holders at all (and the deferral provisions of this Section 2.5 shall not be deemed to have been invoked by the Company).

                  3. Company Registration. (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2) at any time and from time to time, it will, prior to such filing, give written notice to all Holders of its intention to do so; provided, that no such notice need be given if no Registrable Securities of the Holders are to be included therein as a result of a determination of the managing underwriter pursuant to Section 3(b). Upon the written request of a Holder or Holders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Securities), the Company shall cause all Registrable Securities which the Company has been requested by such Holder or Holders to register to be registered under the Securities Act in such registration; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Holder.

                  (b) If the registration for which the Company gives notice pursuant to Section 3(a) is a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a). In such event, the right of any Holder to include its Registrable Securities in such registration pursuant to Section 3 shall be conditioned upon such Holder's participation in such underwriting on the terms set forth herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of Registrable Securities requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by holders other than Holders and Other Holders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Holders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of Common Shares (on an as converted basis) which they held at the time the Company gives the notice specified in Section 3(a); provided that if the registration and underwriting is being effected by the Company at the request of Other Holders pursuant to rights similar to the rights of the Holders under Sections 2.1 and 2.2 hereof then the



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Registrable Securities of the Holders shall be excluded from the registration and underwriting before any shares of the Other Holders. If any Holder or Other Holder would thus be entitled to include more securities than such Holder or Other Holder requested to be registered, the excess shall be allocated among other requesting Holders and Other Holders pro rata in the manner described in the preceding sentence. If any Holder of Registrable Securities or any officer, director or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Securities or other securities so excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                  (c) Notwithstanding the foregoing, the Company shall not be required, pursuant to this Section 3, to include any Registrable Securities of any Holder in a Registration Statement if such Registrable Securities can then be sold pursuant to Rule 144(k) under the Securities Act.

                  4. Obligations of the Company. Whenever required under this Agreement to effect the registration of any of the Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  4.1 Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Investors, keep such registration statement effective for up to ninety
(90) days.

                  4.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such registration statement.

                  4.3 Furnish to the Holders of the Registrable Securities covered by such registration statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Securities.

                  4.4 Use its best efforts to register and qualify the Registrable Securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  4.5 If the Company has delivered a Prospectus to the selling Holders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Holders and, if requested, the selling Holders shall immediately cease making offers of Registrable Securities and return all Prospectuses to the



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Company. The Company shall promptly provide the selling Holders with revised
Prospectuses and, following receipt of the revised Prospectuses, the selling Holders shall be free to resume making offers of Registrable Securities.

                  4.6 In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all selling Holders to such effect, and, upon receipt of such notice, each such selling Holder shall immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such selling Holder has received copies of a supplemented or amended Prospectus or until such selling Holder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section to suspend sales of Registrable Securities for a period in excess of 120 days in any 12-month period.

                  5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition thereof as shall be required to effect the registration of such Holder's Registrable Securities.

                  6. Expenses of Demand Registration. All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2.1 and 2.2 of this Agreement, including (without limitation) all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of counsel for the selling Holders selected by them shall be borne by the Company, provided, however, that if a registration under Section 2.1 or 2.2 is withdrawn at the request of the Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Holders after the date on which such registration was requested under Section
2.1 or 2.2, the requesting Holders shall pay the Registration expenses pro rata in accordance with the number of their Registrable Securities included in such registration.

                  7. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 3 or 2.4 of this Agreement for each Holder (which right may be assigned as provided in Section 10 of this Agreement), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or allocable thereto and fees and disbursements of counsel up to US$7,500 for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to the Registrable Securities.


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                  8. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  8.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder selling Registrable Securities pursuant to a Registration Statement, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such is not corrected in the final prospectus), or (iii) any violation or alleged violation by the Company in connection with the registration of such Registrable Securities under the Securities Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any state securities law; and the Company will reimburse to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                  8.2 To the extent permitted by law, each Holder selling Registrable Securities pursuant to a Registration Statement will indemnify and hold harmless the Company, each of its directors, and officers, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling Registrable Securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 8.2 of this Agreement, in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this
Section 8.2 shall not apply to amounts paid in



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settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 8.2 exceed the net proceeds from the offering received by such Holder.

                  8.3 Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim as to which indemnity may be sought, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties (which approval shall not be unreasonably withheld); provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 8. No indemnifying party, in the defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld.

                  8.4 The obligations of the Company and Holders under this
Section 8 shall survive the completion of any offering of Common Shares in a registration statement under this Agreement, and otherwise.

                  9. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell Registrable Securities of the Company to the public without registration or pursuant to a registration on Form S-3 or F-3, the Company agrees to:

                  9.1 make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of Registrable Securities to the general public;


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                  9.2 register its Common Shares under Section 12 of the 1934
Act, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of Registrable Securities to the general public is declared effective;

                  9.3 file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the 1934 Act; and

                  9.4 furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or as to its qualification that it qualifies as a registrant whose Registrable Securities may be resold pursuant to Form S-3 or Form F-3 (at any time after it so qualifies),
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such Registrable Securities without registration or pursuant to such form.

                  10. Transfers of Rights. This Agreement, and the rights and obligations of each Holder hereunder, may be assigned by such Holder to (i) any person or entity to which at least 50,000 Registrable Securities are transferred by such Holder, (ii) to any partner or stockholder of such Holder or (iii) to any person or entity to which all of the Registrable Securities of the selling Holder are transferred; provided any such transferee agrees in writing with the Company to be subject to this Agreement as a "Holder."

                  11. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Investors, enter into any agreement with any holder or prospective holder of any Registrable Securities of the Company which would allow such holder or prospective holder (a) to include such Registrable Securities in any registration filed under Section 2 or Section 3 of this Agreement, unless under the terms of such agreement, such holder or prospective holder may include such Registrable Securities in any such registration only to the extent that the inclusion of his Registrable Securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 2 of this Agreement.

                  12. Restricted Period. All Holders who are parties to this Agreement shall agree not to offer, sell or otherwise transfer or dispose of any of the Company's securities, or engage in hedging transactions with respect thereto, for a period of one hundred eighty (180) days after a public offering by the Company, and agree to sign any agreement to such effect in customary form as requested by the Company's managing underwriter.

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                  13.      Canadian Public Offerings.

                  (a) In the event that the Company undertakes its initial underwritten public offering of Common Shares in one or more provinces of Canada, the Company shall, prior to the issuance of the Registrable Securities and within 60 days of the date of issuance of a receipt issued by the last of the provincial securities commissions of such provinces in respect of the final prospectus filed in connection with such offering, qualify through the filing of a prospectus the distribution of the Registrable Securities in each such province of Canada.

                  (b) In the event that the Company undertakes its initial underwritten public offering of Common Shares in one or more provinces of Canada, it shall provide the Holders with the right to require the resale of its Registrable Securities pursuant to any prospectus filed by the Company in one or more provinces of Canada on the terms set forth in Section 3, mutatis mutandis.

                  14. Additional Registrable Securities. The definition of "Registrable Securities" in Section 1.2 hereof may be amended to include additional Common Shares or Common Shares issuable upon the conversion of any other security of the Company if (i) the holders of a majority of Registrable Securities consent to such amendment, (ii) the Company consents to such amendment, and (iii) the holders of any such security of the Company agrees to become a party hereunder and be bound by all of the provisions of this Agreement.

                  15.      General.

                  15.1 Termination. This Agreement shall terminate and be of no further force and effect on that date which is 5 years after the Company's Qualified Public Offering.

                  15.2 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  15.3 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  15.4 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof) and the parties hereto accept the non-exclusive jurisdiction of the federal and state courts of the State of New York.

                  15.5 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two calendar days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one calendar day after being sent via a reputable nationwide overnight courier service guaranteeing next calendar day delivery, in each case to the intended recipient as set forth below:

     (a)  in the case of the Company, to it at:

          FloNetwork Inc.
          260 King Street East
          Building B
          Toronto, Ontario
          M5A 1K3


          Attention:  Wilson Lee, Chief Financial Officer
          Facsimile:  (416) 369-9037

          with copies to:

          Blake, Cassels & Graydon
          Box 25, Commerce Court West
          Toronto, Ontario
          M5L 1A9

          Attention:  Chris Hewat
          Facsimile:  (416) 863-2653

          and to

          Hale and Dorr LLP
          60 State Street
          Boston, Massachusetts  02109

          Attention:  John A. Burgess
          Facsimile:  (617) 526-5000

     (b) in the case of CG Asian-American Fund, L.P., Princeton Global Fund, L.P., Kilin To, John R. Whitman, Whitman Children Irrevocable Trust, Kit C. Wong, Simon Wong, Richard Chong, Michael Horgan, Peter Gerry, David Lichtenstein and Subir Ray, to it, him, or her at:

          Sycamore Management Corp.
          989 Lenox Drive, Suite 208
          Lawrenceville, New Jersey  08648

          Attention:        Kit C. Wong
          Facsimile:        (609) 219-0101
          with a copy to:

          Morgan, Lewis & Bockius LLP
          101 Park Avenue
          New York, New York  10178

          Attention:        Samuel B. Fortenbaugh III
          Facsimile:        (212) 309-6273

     (c)  in the case of Kit-Yee Lam, to her at:

          308 Ivy Hill Ct.
          Muttontown, New York 11753

          Facsimile:        (516) 938-0940

     (d)  in the case of Telepeak Investment Limited, to it at:

          Technology Link Capital Corp.
          111 South Bedford Street, Suite 101
          Burlington, MA 01803-5145
          Attention:  I-Hwa Shiue

          Facsimile: (781) 359-9705

     (e)  in the case of SOFTECH, to it at:

           McLean Watson Capital Inc.
           Suite 1410, Box 129
           1 First Canadian Place
           Toronto, Ontario
           M5X 1A4

           Attention: Glenn Rumbell
           Fax (416) 363-2010
           with a copy to:

           LaBarge Weinstein
           Xerox Tower
           333 Preston Street
           11th Floor
           Ottawa, Ontario K1S 5N4
           Attention:        Randy Taylor
           Telephone:        (613) 231-3000
           Facsimile:        (613) 231-3900

     (f)  in the case of BMCC, to it at:

           Bank of Montreal Capital Corporation
           c/o Ventures West Management TIP Inc.
           Suite 1200, 20 Adelaide Street East
           Toronto, Ontario M5C 2T6

           Attention:        Ted Anderson
           Facsimile:        416-861-0866

           with a copy to LaBarge Weinstein at the address above;

     (g)  in the case of VWVI, to it at:

           Ventures West VI Limited Partnership
           c/o Ventures West Management VI Ltd.
           Suite 1200, 20 Adelaide Street East
           Toronto, Ontario M5C 2T6

           Attention:        Ted Anderson
           Facsimile:        416-861-0866

           with a copy to LaBarge Weinstein at the address above;

     (h)  in the case of CNET, to it at:

           150 Chestnut St.
           San Francisco, CA  94111;

     (i)  in the case of Paul Chen and Pi-Hsia Hsiao, to them at:

           5400 Fallingbrook Drive
           Missisauga, Ontario
           L5V 1P7
           Facsimile:  (416) 369-9037;

     (j)  in the case of a notice to Mina Chen, to her at:

           Doubleday Publishing
           1540 Broadway
           New York, New York  10036; and

     (k) in the case of any other Investor, at the address set forth on Annex I hereto.

         Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

         15.6 Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

         15.7 Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Registrable Securities held by all of the Holders; provided, that this Agreement may be amended with the consent of the holders of less than all Registrable Securities only in a manner which applies to all such holders in the same fashion. Any such amendment, termination or waiver effected in accordance with this Section shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         15.8 Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  15.9 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  15.10 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent thereunto duly authorized, this Agreement as of the date first above written.


                                 /s/ Paul Chen
                                 -----------------------------------------------
                                 PAUL CHEN



                                 /s/ Mina Chen
                                 -----------------------------------------------
                                 MINA CHEN



                                 /s/ Pi-Hsia Hsiao
                                 -----------------------------------------------
                                 PI-HSIA HSIAO



                                 FLONETWORK INC.



                                 By:   /s/ Wilson Lee
                                      ------------------------------------------
                                      Name: WILSON LEE
                                      Title:     CFO


                                 CG ASIAN-AMERICAN FUND, L.P.
                                 by the General Partner of its General Partner, Sycamore Management Corp.


                                 By:  /s/ Kit Wong
                                      ------------------------------------------
                                      Name:     KIT WONG
                                      Title:    Vice President


                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                 PRINCETON GLOBAL FUND, L.P.
                                 by the General Partner of its General Partner, Princeton Global Capital Management
                                 Company, Ltd.



                                 By:   /s/ Subir K. Ray
                                      ------------------------------------------
                                      Name: Subir K. Ray
                                      Title:    Director


                                 1206832 ONTARIO INC.



                                 By:   /s/ Glenn Rumbell
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 BANK OF MONTREAL CAPITAL CORPORATION
                                 by its manager, Ventures West Management
                                 TIP Inc.



                                 By:   /s/ Edward Anderson
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 By:   /s/ Mark Dubowitz
                                      ------------------------------------------
                                      Name:
                                      Title:






                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                 VENTURES WEST VI LIMITED PARTNERSHIP
                                 by its general partner, Ventures West
                                 Management VI, Ltd.



                                 By:   /s/ Edward Anderson
                                      ------------------------------------------
                                      Name:
                                      Title:



                                 By:   /s/ Mark Dubowitz
                                      ------------------------------------------
                                      Name:
                                      Title:


                                 TELEPEAK INVESTMENT LIMITED


                                 Telepeak Investments Ltd.


                                 By:   /s/ I-Hwa Shuie
                                      ------------------------------------------
                                      Name: I-HWA SHUIE
                                      Title:    President



                                  /s/ Kilin To
                                 -----------------------------------------------
                                    KILIN TO


                                  /s/ John R. Whitman
                                 -----------------------------------------------
                                    JOHN R. WHITMAN



                                  /s/ Kit C. Wong
                                 -----------------------------------------------
                                      KIT C. WONG



                                  /s/ Kit C. Wong   Attorney-in-fact
                                 -----------------------------------------------
                                      SIMON WONG





                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                  /s/ Kit C. Wong   Attorney-in-fact
                                 -----------------------------------------------
                                     RICHARD CHONG



                                  /s/ Kit C. Wong   Attorney-in-fact
                                 -----------------------------------------------
                                      MICHAEL HORGAN



                                  /s/ Peter G. Gerry
                                 -----------------------------------------------
                                       PETER GERRY



                                  /s/ David Lichtenstein
                                 -----------------------------------------------
                                      DAVID LICHTENSTEIN



                                  /s/ Subir Ray
                                 -----------------------------------------------
                                      SUBIR RAY



                                   /s/  John R. Whitman
                                 -----------------------------------------------
                                     WHITMAN CHILDREN IRREVOCABLE TRUST


                                 CNET, INC.



                                 By:   /s/ Shelby W. Bonnie
                                      ------------------------------------------
                                      Name:  Shelby W. Bonnie
                                      Title:    Vice Chairman





                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                  /s/ Kit-Yee Lam
                                 -----------------------------------------------
                                      KIT-YEE LAM





























                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                 ONTARIO TEACHERS' PENSION PLAN BOARD



                                 By:   /s/ R. Zigrossi
                                      ------------------------------------------
                                      Name:  ROSEMARY ZIGROSSI
                                      Title:  Portfolio Manager, Venture Capital

















                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                     ANNEX I

                              ADDITIONAL INVESTORS

NAME AND ADDRESS OF INVESTOR

Telepeak Investment Limited
Kilin To
John R. Whitman
Whitman Children Irrevocable Trust
Kit C. Wong
Simon Wong
Richard Chong
Michael Horgan
Peter Gerry
David Lichtenstein
Subir Ray
Kit-Yee Lam
Ontario Teachers' Pension Plan Board
Address:  5650 Yonge St., 5th Floor
          North York, Ontario
          M2M 4H5
          Attention: Portfolio Manager, Venture Capital with a copy to: Legal Counsel, Investments
          Facsimile:  (416) 730-3771